Prospectus Supplement

Liberty Life Assurance Company of Boston

in connection with its

LLAC Variable Account

(Liberty Life’s Spectrum Select Plus®

Flexible Premium Variable Life Insurance Contracts)

Supplement to Prospectus Dated May 1, 2007

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Effective April 1, 2008, the Asset Allocation Models service is suspended.  During this suspension, we will not update any of the Asset Allocation Models.  Unless you instruct us otherwise, Net Premiums you pay to us will automatically be allocated in accordance with the percentages specified in your last chosen model.  In addition, all Account Value you have allocated to one of the models will remain allocated according to the percentages specified in your last chosen model, will remain unchanged until contrary instructions are received, and the Asset Rebalancing program will continue to apply.  The third party model provider has not completed a current review of the model allocations.  Allocation percentages corresponding to your last chosen model were updated most recently on March 25, 2007.  Please note that remaining in an allocation based on a prior model may not be consistent with your investment objectives and risk tolerance.

You may, at any time, change the allocation percentages for your Net Premiums, transfer your Account Value to other Sub-Accounts, or you may choose to leave your allocations the way they are.  In any case, unless you instruct us otherwise, your Account Value will be rebalanced on a quarterly basis to return your Account Value to your specified percentages among the Sub-Accounts.

There is currently no charge for transferring your Account Value to other Sub-Accounts or to the Fixed Account, or to different specified percentages among the available investment options.  To make any such changes, please call our Service Center at 1-800-451-7065 ext. 36203, or contact your registered representative.  The Service Center or your registered representative can also provide you information on the current allocation of your Account Value.  Neither Liberty Life nor Liberty Life Securities LLC is a registered investment adviser and neither company provides investment advice.

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Supplement Dated April 1, 2008	FPVUL-2008037 04/08